JULY 08

July 2008

Statements in this release may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that growth and profitability will not occur as anticipated; the performance of the Company’s vacation ownership notes receivables may deteriorate in the future; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew or replace such lines of credit; real estate inventories, notes receivable, retained interests in notes receivable sold or other assets will be determined to be impaired in the future; risks relating to pending or future litigation, claims and assessments; sales and marketing strategies related to new Resorts and Communities properties will not be successful; new Resort and Communities properties and sales offices will not open when expected, will cost more to develop or may not be as successful as anticipated; the relationship with Cedar Fair Theme Parks will not be successful; retail prices and homesite yields for Communities properties will be below the Company’s estimates; marketing costs will increase and not result in increased sales; sales to existing owners will not continue at current levels; deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 3, 2008 and Form 10-Q filed on May 9, 2008.

Safe Harbor

Statements related to any proposed transaction with Diamond Resorts International LLC are subject to numerous terms and conditions, including, but not limited to, satisfactory completion of due diligence by Diamond Resorts, the signing of a definitive agreement, and approvals by Bluegreen’s Board of Directors and the Company’s shareholders.  There can be no assurances that negotiations will lead to the signing of a definitive agreement, that financing for the transaction will be available, that any proposed transaction will be accepted or approved by the Company’s Board of Directors and shareholders, or that the sale will be completed based on the signing of the non-binding letter of intent or the execution of a definitive agreement, or that Bluegreen will identify any alternative transaction that would provide greater value to its shareholders.

Top-4 (1) publicly-held timeshare company with desirable vertical integration

Broad national footprint with appealing expansion opportunities

Attractive demographic profile

Strong balance sheet with access to liquidity through long-standing financial relationships

Consistent industry sales growth since 1990, despite economic cycles

Growing base of recurring revenues

Non-binding LOI to sell Company to Diamond Resorts International

Investment Considerations

(1)   Vacation Ownership World Magazine, February 2008 (Based on VOI Sales)

VOI Sales (2007)
2000
1500
1000
500
0
$454
$721
$1,254
$1,666
Bluegreen
Starwood
Marriott
Wyndham

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4thLargest Public Timeshare Company (Sales)

Source:  Vacation Ownership World, 2007 VOI Sales Leaders/February 2008; SEC Filings

($ in millions)

BluegreenCorporation

RESORTS

160
120
80
40
0
28
45
60
144
Starwood
Bluegreen
Marriott
Wyndham

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3rdLargest Public Timeshare Company (Resorts)

Source:  Vacation Ownership World, 2007 VOI Sales Leaders/February 2008; SEC Filings

Resorts (2007)

RESORTS

BluegreenCorporation

Non-Binding Letter of Intent with
Diamond Resorts International (DRI)

Non-binding Letter of Intent to acquire Bluegreen at $15.00 per share

Transaction valued at ~$500 million, excluding outstanding debt

DRI granted exclusive right of negotiation through September 15, 2008

Definitive agreement envisioned to include “go shop” provision

DRI is one of  the largest VOI companies in the world

110 branded and affiliated resorts

14 countries, including continental U.S., Hawaii, Canada, Mexico, Europe

360,000 owners

DRI acquired Sunterra in April 2007 for $750 million

($ in Billions)
11
10
9
8
7
6
5
4
3
2
1
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

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U.S. Timeshare Sales (a)

Sources:  (a) Ragatz Associates, American Economics Group, AIF; 2006 sales from Ernst & Young, LLP

$

$10.6 BN

BluegreenCorporation

RESORTS

Recession

Recession

9/11 Attacks

Vacation Ownership Interests sold
through real- estate based Bluegreen
Vacation Club®

190,300 owners at 6/30/08

46 in-network resorts, near popular “drive
to” vacation destinations and Aruba

Three new resorts expected to open in
Las Vegas, Williamsburg and New
Orleans in summer 2008

Establishing new sales offices in Atlantic
City, NJ and New Orleans, LA

Access to 18 Shell Vacations Club
Resorts through “Select Connections”
partnership

BluegreenCorporation

RESORTS

Bluegreen Resorts

Exclusive marketing agreement with
Bass Pro Shops®

On-site marketing operations at Six
Flags and Cedar Fair Theme Parks

Expansion of distribution through off-
site sales offices

Benefiting from sales to existing
owner base, mitigating sales and
marketing costs

Interest income generated through
Vacation Ownership Interest
financing

BluegreenCorporation

RESORTS

Bluegreen Resorts

CANADA
MEXICO
WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
MA
CT
ME
HI
Aruba
Select Connections™
Bluegreen Resorts™
Shell Vacations Club Resorts

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Bluegreen Resorts
(Including Select Connections)

BluegreenCorporation

RESORTS

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg, Atlantic City, New Orleans

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach,
Wisconsin Dells

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency which may be used for other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

BluegreenCorporation

RESORTS

16% CAGR
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0

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12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

185,000

171,000

12/31/2007

153,000

134,000

115,000

88,000

BluegreenCorporation

RESORTS

Growing Number of Resort Owners

6/30/08

190,300

50
45
40
35
30
25
20
15
10
5
0
% of Sales
24%
28%
34%
41%
2004
2005
2006
2007
6/30/2008

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Upgrade Sales to Existing Owner Base

44%

BluegreenCorporation

RESORTS

13% CAGR
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$311
$358
$399
$454
2004
2005
2006
2007

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($ in millions)

(a)

(a)

(a) Reflects impact of SFAS No. 152

Resorts Sales

BluegreenCorporation

RESORTS

(a)

$110
$109
$108
$107
$106
$105
$104
$103
$102
2%
$105
$107
Q2 '07
Q2 '08

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($ in millions)

(a)

(a) Reflects impact of SFAS No. 152

Resorts Sales

BluegreenCorporation

RESORTS

(a)

(a)

11% CAGR
$80
$70
$60
$50
$40
$30
$20
$10
$0
$51
$60
$54
$70
2004
2005
2006
2007

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(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma before the adoption of SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2)

Reflects impact of SFAS No. 152

($ in millions)

(2)

BluegreenCorporation

RESORTS

Resorts Field Operating Profit(1)

(2)

$8.2
$5.4
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Q2 '07
Q2 '08

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(1)

Reflects impact of SFAS No. 152

($ in millions)

(1)

BluegreenCorporation

RESORTS

Resorts Field Operating Profit

(1)

Resorts

Communities

Six Months ended
June 30, 2008

Segment Sales YTD

72%

28%

85%

15%

Six Months Ended
June 30, 2007

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business

Pre-sales possible through
combination of bonding to completion
and corporate guaranty

BluegreenCorporation

COMMUNITIES

Bluegreen Communities

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

The Bridges at Preston Crossings™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

Bluegreen Golf Communities

BluegreenCorporation

COMMUNITIES

$192
$192
$164
$129
$38
$13
220
200
180
160
140
120
100
80
60
40
20
0
2004
2005
2006
2007
Q2 '07
Q2 '08

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($ in millions)

Bluegreen Communities Sales

BluegreenCorporation

COMMUNITIES

$60
$50
$40
$30
$20
$10
$0
$38
$36
$24
$6.5
$1.0
2004
2005
2006
2007
Q2 '07
Q2 '08

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Bluegreen Communities Field Operating Profit(1)

$47

(1)      Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, and minority interest.

BluegreenCorporation

COMMUNITIES

bluegreen

3% CAGR
$700
$600
$500
$400
$300
$200
$100
$0
$631
$684
$673
$691
$171
2004
2005
2006
2007
Q2 '07
Q2 '08

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($ in Millions.  Includes revenue from all sources.)

Total Revenue

(a)

(a)

(a)

(a) Reflects impact of SFAS No. 152

(a)

$152

bluegreen

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.43
$1.49
$1.10
$1.02
$0.13
$0.11
2004
2005
2006
2007
Q2 '07
Q2 '08

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Earnings Per Share

(a)(b)

(a)

(a)

(a)

Reflects impact of SFAS No. 152

(b)

Before cumulative effect of change in accounting principle

(a)

June 30, 2008 (unaudited)	December 31, 2007
ASSETS		
Cash and cash equivalents (unrestricted)	$ 59,557	$ 125,513
Cash and cash equivalents (restricted)	23,716	19,460
Total cash and cash equivalents	83,273	144,973
Contracts receivable, net	19,987	20,532
Notes receivable, net	226,803	160,665
Prepaid expenses	18,999	14,824
Other assets	29,277	23,405
Inventory, net	498,787	434,968
Retained interests in notes receivable sold	133,048	141,499
Property and equipment, net	109,968	94,421
Goodwill	8,502	4,291
Total assets	$ 1,128,644	$ 1,039,578
LIABILITIES AND SHAREHOLDERS' EQUITY		
Accounts payable	$ 34,914	$ 38,901
Accrued liabilities and other	68,115	60,421
Deferred income	41,230	36,559
Deferred income taxes	99,552	98,362
Receivable-backed notes payable	119,703	54,999
Lines-of-credit and notes payable	240,854	176,978
10.50% senior secured notes	-	55,000
Junior subordinated debentures	110,827	110,827
Total liabilities	715,195	632,047
Minority interest	24,581	22,423
Total shareholders' equity	388,868	385,108
Total liabilities and shareholders' equity	$ 1,128,644	$ 1,039,578

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Condensed Consolidated Balance Sheet

________

________

________

________

________

________

Credit Facilities
($ in 000s)

                                                                                                                                                                Facility                         Amount                      Amount

        Lender                                                 Type                                                           Amount                  Outstanding           Available

                                                                                                        As of June 30, 2008

(A)

Unsecured.  Amount outstanding includes $9.5 million of letter of credit issued.

(B)

Facility amount is revolving, so additional availability is generated as the amount outstanding is repaid.

(C)

On-balance sheet, non-recourse (except for representations and warranties).

(D)

In Process. There can be no assurances that this facility will be consummated.

(E)

Subject to a $100 million enterprise relationship limit with Textron, including securitization investments

Corporate

Wachovia

General Corp. Revolver

$  20,000

$

19,450

$

550

(A)

Resorts Division

GMAC

Construction / A&D Facility

150,000

109,500

40,500

BB&T

Receivables Purchase Facility

150,000

71,400

78,600

(B)(C)

Wells Fargo Foothill

Receivable Hypothecation Facility

30,000

18,300

11,700

(B)

GE

Big Cedar Receivables Facility

45,000

19,400

25,600

(B)

Wellington/Liberty

Receivable Hypothecation Facility

75,000

-0-

75,000

(B)(D)

Textron

Construction / A&D Facility

75,000

45,048

29,952

(B)(E)

Communities Division

GMAC

Land & Golf Course Facility

75,000

67,800

7,200

(B)